UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 26, 2022

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2022, CBL & Associates Properties, Inc. (the “Company”) held its annual meeting of shareholders. The matters that were submitted to a vote of shareholders and the related results are as follows:*

1.   The following directors were elected to serve for a term of one-year and until their respective successors are elected and qualified:

•	Charles B. Lebovitz (22,223,497 votes for, 1,936,986 votes withheld, 3,186,476 broker non-votes and no abstentions);
•	Stephen D. Lebovitz (22,235,851 votes for, 1,924,632 votes withheld, 3,186,476 broker non-votes and no abstentions);
•	Jonathan M. Heller (21,930,399 votes for, 2,230,084 votes withheld, 3,186,476 broker non-votes and no abstentions);
•	Marjorie L. Bowen (22,316,558 votes for, 1,843,925 votes withheld, 3,186,476 broker non-votes and no abstentions);
•	David J. Contis (22,212,914 votes for, 1,947,569 votes withheld, 3,186,476 broker non-votes and no abstentions);
•	David M. Fields (22,213,240 votes for, 1,947,243 votes withheld, 3,186,476 broker non-votes and no abstentions);
•	Robert G. Gifford (22,200,861 votes for, 1,959,622 votes withheld, 3,186,476 broker non-votes and no abstentions); and
•	Kaj Vazales (17,935,196 votes for, 6,225,287 votes withheld, 3,186,476 broker non-votes and no abstentions).
2.

Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2022 (27,119,941 votes for, 172,232 votes against, 54,786 abstentions and no broker non-votes).

3.

The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2022 annual meeting, was approved (23,726,806 votes for, 398,482 votes against, 35,195 abstentions and 3,186,476 broker non-votes).  The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

*Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date: May 27, 2022	/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer